                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2000



                            KINNARD INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


   MINNESOTA                            0-9377            41-0972952
   (State or other jurisdiction of      (Commission       (IRS Employer
   incorporation or organization)       File No.)         Identification No.)


                             920 Second Avenue South
                          Minneapolis, Minnesota 55402
                    (Address of principal executive offices)

                                 (612) 370-2700
              (Registrant's telephone number, including area code)

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Items 1-4.        Not Applicable.

Item 5.           OTHER EVENTS.

         On June 6, 2000, Kinnard Investments, Inc., a Minnesota corporation (the "Company"), and Stockwalk.com Group, Inc., a Minnesota corporation ("Stockwalk"), and R.J. Steichen & Company issued a combined press release (the "Press Release") announcing that they will combine their securities brokerage and investment banking firms under the Stockwalk.com Group holding company. The Company and Stockwalk entered into an Agreement and Plan of Merger, dated as of June 5, 2000 (the "Merger Agreement"), by and among the Company, Stockwalk and an indirect subsidiary of Stockwalk ("MergerCo"). Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into MergerCo (the "Merger") and each share of common stock of the Company, par value $.01 per share (the "Shares"), excluding shares held by Stockwalk, MergerCo or any their affiliates and Dissenting Shares (as such term is defined in the Merger Agreement), will be converted into the right to receive (i) $6.00 in cash, without interest and (ii) one-half share of Stockwalk's common stock, $.04 par value per share, subject to adjustment as set forth in Section 3.1(c) of the Merger Agreement. Copies of the Merger Agreement and the Press Release are attached as Exhibits 2 and 99 hereto, respectively. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the specific terms and conditions of the Merger Agreement which are incorporated by reference to Exhibit 2 hereto, including that the Merger Agreement is conditioned upon being duly adopted by the requisite vote of the holders of outstanding shares of the Company's common stock entitled to vote thereon.

                           FORWARD LOOKING INFORMATION

         Exhibit 99 hereto contains certain forward-looking statements within the context of the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that could cause actual results to differ materially from such statements. These potential risks and uncertainties include, among other factors, (i) the volatile nature of financial markets and the securities industry, (ii) rapidly growing competition in the financial services industry, (iii) dependence on and competition for experienced personnel, (iv) federal and state regulatory and legislative changes and (v) risks associated with mergers, acquisitions and significant transactions generally.

Item 6.           Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b)           Not Applicable.

(c)               Exhibits

                  2 Agreement and Plan of Merger, dated June 5, 2000, among the Company, Stockwalk.com Group, Inc. and SW Acquisition, Inc.


                                       2
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                  99       Combined Press Release dated June 6, 2000, of the
                           Company, Stockwalk.com Group, Inc. and R.J. Steichen & Company announcing the combination of their securities brokerage and investment banking firms.

Item 8.           Not Applicable














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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KINNARD INVESTMENTS, INC.



Date:  June 7, 2000                                By:  /s/  William F. Farley
                                                      --------------------------
                                                         William F. Farley
                                                         Chairman and
                                                         Chief Executive Officer










                                       4
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                                  EXHIBIT INDEX

Exhibit        Description                                                 Method of Filing
-------        -----------                                                 ----------------
    2          Agreement and Plan of Merger, dated June 5, 2000, among     Electronic Transmission
               the Company, Stockwalk and MergerCo.

   99          Combined Press Release dated June 6, 2000, of the           Electronic Transmission
               Company, Stockwalk.com Group, Inc. and R.J. Stiechen &
               Company announcing the combination of their securities
               brokerage and investment banking firms.














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